                       SETTLEMENT AGREEMENT AND MUTUAL RELEASE

    This Settlement Agreement and Mutual General Release is made as of the 17th day of June 1997, by and among Cinergi Pictures Entertainment Inc., a corporation orgranized and existing under the laws of Delaware, and Cinergi Productions N.V. Inc., a corporation organized and operating under the laws of Delaware, and all of their respective affiliates (collectively "Cinergi") , on the one hand, and Summit Entertainment N.V., a corporation organized and exisiting under the laws of the Netherland Antilles, and Summit Entertainment L.P., a California Limited Partnership (collectively "Summit"), on the other, relating to the motion picture "Broadway Brawler" (the "Picture").

                                       RECITALS

    A. Cinergi and Summit previously made and entered into that certain Sales Agency Agreement dated as of 1 December 1993 ("Agreement") relating to various motion pictures Cinergi produces for worldwide exploitation which Summit provided foreign sales agency services to Cinergi.

    B. Cinergi began principal photography on the Picture on 1 February 1997. The Picture was shutdown on 27 February 1997 as a result of factors beyond Cinergi's control. Cinergi transferred its rights to the Picture to a third party and has no further right, title or interest in or to the Picture.

    C. Cinergi and Summit wish to settle any disputes or claims which may have arisen as a result of the shutdown of the Picture and from their business dealings and relationships arising between them with respect thereto as set forth in Summit's letter to Cinergi dated 29 May 1997 (the "Letter").

    D. Each of the Parties to this Settlement Agreement desires to settle and resolve any and all claims, disputes, issues or matters that exist between them arising from the Picture as of the date of this Settlement Agreement.

    NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements set forth herein, and subject to the terms and conditions set forth below, the Parties desire to, and hereby do, resolve their differences and agree as follows:

1.  RELEASE

    1.1  RELEASED CLAIMS.

         1.1.1 Upon receipt of the sums set forth in paragraph 2 hereof, Summit hereby releases and forever discharges Cinergi, and all of Cinergi's agents, predecessors, successors, attorneys, shareholders, officers, directors and all other representatives of any or all of them, from

                                       1.

any and all claims, demands, actions, causes of action, controversies, losses and damages, suspected or unsuspected, whether known or not known, that exist as of the date of execution of this Settlement Agreement, relating to the subject matters of the Picture, including without limitation any claim which Summit now has or claims to have or at any time heretofore had, or which at any time hereafter may have or claim to have against Cinergi relating to or concerning the subject matters referred to in the Letter (the "Released Claims").

         1.1.2 Cinergi hereby releases and forever discharges Summit, and all of Summit's agents, predecessors, successors, attorneys, shareholders, officers, directors and all other representatives of any or all of them, from any and all claims, demands, actions, causes of action, controversies, losses and damages, suspected or unsuspected, whether known or not known, that exist as of the date of execution of this Settlement Agreement, relating to the subject matters of the Picture, including without limitation any claim which Cinergi now has or claims to have or at any time heretofore had, or which at any time hereafter may have or claim to have against Summit relating to or concerning the subject matters referred to in the Letter.

    1.2 With respect to the Released Claims, all rights under California Civil Code Section 1542, are hereby expressly waived by the Parties, and each of them notwithstanding any provision to the contrary. Section 1542 provides as follows:

         "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the Release, which if known by him must have materially affected his settlement with the debtor."

    The Parties, and each of them, and their representatives, heirs and assigns expressly waive and release any right or benefit which they have or may have under Section 1542 of the Civil Code of the State of California, to the fullest extent that they may waive all such rights and benefits pertaining to the matters relating to the Picture which are released herein. It is the intention of the Parties, and each of them, through this Settlement Agreement, and with the advice of counsel, to fully, finally and forever settle and release all such matters, and all claims relative thereto, in furtherance of such intention.

2.  SETTLEMENT TERMS

    2.1 PAYMENT. Cinergi shall cause to be paid to Summit the sum of One Hundred Thousand Dollars ($100,000) promptly upon Summit's execution of this Settlement Agreement.

3.  CONFIDENTIALITY

    3.1 The Parties hereto, and their officers, directors, representatives, agents, employees, and attorneys shall not disclose, directly or indirectly, any of the financial terms of the Settlement

                                         2.

agreement, which are confidential. Notwithstanding the foregoing, the Parties shall be able to disclose the terms of the Settlement Agreement as necessary with respect to their legal and financial affairs. In such instance, the Parties shall inform any recipients of such information that the financial terms of the settlement must remain confidential.

4.  MISCELLANEOUS PROVISIONS

    4.1 In order to carry out the terms and conditions of this Settlement Agreement, the Parties agree to promptly execute upon reasonable request any and all documents and instruments necessary to effectuate the terms of this Settlement Agreement.

    4.2 The Parties agree and acknowledge that this Settlement Agreement represents a settlement of disputed claims and that, by entering into this Settlement Agreement no Party admits or acknowledges that they committed any wrongdoing on their part.

    4.3 This Settlement Agreement is the entire agreement between the Parties with respect to the Released Claims and supersedes all prior and contemporaneous oral and written agreements and discussions pertaining to the Released Claims. This Settlement agreement may be amended only by an agreement in writing.

    4.4 This Settlement Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, representatives, successors, trustees in bankruptcy, and assigns and each and every entity which now or ever was a division, parent, successor, predecessor or subsidiary for each Party and its respective legal successors and assigns.

    4.5 The Parties represent and warrant that each of them have not assigned all or any portion of any claim pertaining to the Released Claims to any person or entity. In the event any claims are made by any third persons or entities based upon any purported assignment or any such liens or claims are asserted in connection with the Released Claims or proceeds of the Settlement Agreement, then the Party who has breached his representation or warranty contained herein agrees to indemnify and hold harmless the other Party from any said claims being made.

    4.6 In the event that any covenant, condition or other provision herein contained is held to be invalid, void or illegal by any Court of competent jurisdiction, the same shall be deemed severable from the remainder of this Settlement Agreement and shall in no way affect, impair or invalidate any other covenant, condition or other provision shall be deemed invalid due to its scope or breadth, such covenant, condition or other provision shall be deemed valid to the extent of the scope or breadth permitted by law.

    4.7 No breach of any provision hereof can be waived unless in writing. Waiver of any one breach of any provision hereof shall not be deemed to be a waiver of any other breach of the


                                         3.

same or any other provision hereof. This Settlement Agreement may be amended only by a written agreement executed by each of the Parties hereto.

    4.8 The Parties hereto, and each of them, represent and declare that in executing this Settlement Agreement, they rely solely upon their own judgement, belief and knowledge, and on the advice and recommendations of their own independently selected counsel, concerning the nature, extent and duration of their rights and claims and that they have not been influenced to any extent whatsoever in executing the same by any representations or statements covering any matters made by any of the Parties hereto or by any person representing them or any of them. The Parties acknowledge that no Party hereto nor any of their representatives have made any promise, representation or warranty whatsoever, written or oral, as any inducement to enter into this Settlement Agreement, except as expressly set forth in this Settlement Agreement.

    4.9 The Parties hereto or responsible officer or representative thereof, and each of them, further represent and warrant that they have carefully read this Settlement Agreement and know and understand the contents thereof, and that they signed this Settlement Agreement freely and voluntarily. Each of the representatives executing this Settlement Agreement on behalf of their respective corporations or partnerships is empowered to do so and thereby binds his respective corporation or partnership.

    4.10 No party (nor any officer, agent, employee, representative, or attorney of or for any party) has made any statement or representation to any other party regarding any fact relied upon in entering into this Settlement Agreement, and each party does not rely upon any statement, representation or promise of any other party (or any officer, agent, employee, representative, or attorney of or for any other party) in executing this Settlement Agreement, or in making the settlement provided for herein, except as expressly stated int his Settlement Agreement.

    4.11 Each party to this Settlement Agreement has made such investigation of the facts pertaining to this settlement and this Settlement Agreement and of all matters pertaining thereto as he or it deems necessary.

    4.12 In entering into this Settlement Agreement and the settlement provided for herein, each party assumes the risk of any misrepresentation, concealment or mistake. If any party should subsequently discover that any fact relied upon by him or it in entering into this Settlement Agreement is untrue, or that any fact was concealed from him or it, or that his/its understanding of the facts or of the law was incorrect, such party shall not be entitled to any relief in such connection or otherwise, including, without limiting the generality of the foregoing, any alleged right or claim to set aside or rescind this Settlement Agreement. This Settlement Agreement is intended to be and is final and binding between the Parties hereto with respect to the Released Claims, regardless of any claims of misrepresentation, promise made without the intention of performing, concealment of fact, mistake of fact or law, or of any other circumstance whatsoever.



                                         4.

    4.13 Each of the Parties is aware that he/it my hereafter discover claims or facts in addition to or different from those he or it now knows or believes to be true with respect to the Released Claims. Nevertheless, it is the intention of the parties to fully, finally and forever settle and release the Released Claims, which do now exist, may exist, or heretofore have existed between them.

    4.14 Each term of this Settlement Agreement is contractual and is not merely a recital.

    4.15 Whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

    4.16 The subject headings of the sections, paragraphs and subparagraphs of this Settlement Agreement are included for convenience only, and shall not affect the construction or interpretation of any of its provisions.

    4.17 This Settlement Agreement has been jointly prepared and negotiated by counsel for each of the Parties, and the Parties agree that this Settlement Agreement shall be construed as a whole according to its fair meaning and is not to be strictly construed for or against either of the Parties hereto.

    4.18 The Parties acknowledge and agree that they each have been represented by separate and independent legal counsel and have relied on counsel of their own choosing at all stages of the negotiation, preparation and drafting of this Settlement Agreement.

    4.19 Each Party further acknowledges that this Settlement Agreement, has been explained to each by their respective counsel, and that each Party fully understands the contents and legal effect of said documents. The Parties further acknowledge and agree that they enter into this Settlement Agreement free from duress, fraud, undue influence, coercion, or oppression of any kind.

5.  NOTICES

    5.1 Any written notice, demand, request or communication that any Party desires or is required to give to or serve on the other Party or any other person pursuant to the Settlement Agreement shall be in writing and either:

         5.1.1     Sent by prepaid first-class mail; or

         5.1.2 Sent by prepaid one-day early morning Express Mail, Federal Express, or similar next day morning delivery service.

    5.2 Notices, demands, requests, consents, approvals, or other such written communications are conclusively deemed received:



                                         5.

         5.2.1 Five (5) business days after they are mailed if service or delivery is made pursuant to subpart 5.1.1 above; or

         5.2.2 Two (2) business days after transmitted if they are served or delivered pursuant to subpart 5.1.2 above.

    5.3 The date on which the last addressee is deemed to have received the notice, demand, request, consent, approval or communications shall be deemed the date of receipt by the Party to whom it is given to or served.

    5.4 Any notice, demand, request, consent, approval, or communication that either Party desires or is required to give to the other Party is ordered to be addressed and served on or delivered to the other Party at the addresses set forth below. Any Party may change his or her address by notifying the other Parties of their change of address(es).

    The address for Cinergi is as follows:

    Cinergi Pictures Entertainment Inc. and
    Cinergi Productions N.V. Inc.
    2308 Broadway
    Santa Monica, California 90404
    Attn: Erick J. Feitshans, Esq.
    Facsimile: (310)828-3861

    With a copy to:

    Ziffren, Brittenham, Branca & Fischer
    2121 Avenue of the Stars, 32nd Fl.
    Los Angeles, California 90067
    Attn:  Skip Brittenham, Esq.
    Facsimile: (310)553-7068


    The address for Summit is as follows:

    Summit Entertainment L.P.
    2308 Broadway
    Santa Monica, California 90404
    Attn: Andrew Matosich, Esq.
    Facsimile: (310)828-4132

    With a copy to:


                                         6.

    Proskauer Rose Goetz & Mendelsohn LLP
    2121 Avenue of the Stars, Suite 2700
    Los Angeles, California  90067
    Attn:  Scott P. Cooper, Esq.

6.  CHOICE OF LAW/ATTORNEY'S FEES

    6.1 This Settlement Agreement and any controversy which might arise therefrom shall in all respects be interpreted, enforced and governed by the laws of the State of California. Subsequent changes in California law and federal law through legislation or judicial interpretation that creates or finds additional or different rights and obligations of the Parties shall not affect this Settlement Agreement.

    6.2 This Settlement Agreement and its validity, construction and effect shall be governed by the laws of the State of California applicable to contracts wholly to be performed therein. In the event one of the Parties hereto institutes any proceeding in connection with or concerning the interpretation or enforcement of this Settlement Agreement, the prevailing Party shall be entitled to recover all reasonable outside attorney's fees, costs and expenses actually incurred in connection with such proceedings.

7.  SEVERABILITY

    7.1 Nothing contained herein shall be construed so as to require the commission of any act contrary to law, and wherever there is any conflict between any of the provisions contained herein and any present or future statue, law, ordinance or regulation contrary to which the parties have no legal right to contract, the latter shall prevail, but the provision of this Settlement Agreement which is affected shall be curtailed and limited to the extent necessary to bring it within the requirements of the law. All of the provisions of this Settlement Agreement are intended to be distinct and severable.

8.  EXECUTION

    8.1 This Settlement Agreement may be executed in counterparts and when each Party has signed and delivered at least one such counterpart to each of the other Parties, each counterpart shall be deemed an original, and all counterparts taken together shall constitute one and the same


                                         7.

agreement, which shall be binding and effective as to all Parties. This Settlement Agreement may be executed via facsimile signatures, which shall have the same force and effect as if they were original signatures.

    IN WITNESS WHEREOF, the Parties hereto have executed this Settlement Agreement on the date(s) written beside its or his name, respectively and each warrants they have the authority to sign in their representative capacity.


                                  CINERGI PICTURES
                                  ENTERTAINMENT INC.


Dated:  7/24/97                   By: /s/ ERICK J. FEITSHANS
      ---------------                ---------------------------------
                                       Erick J. Feitshans
                                  Its: Vice President
                                      -------------------------------

                                  CINERGI PRODUCTIONS N.V. INC.


Dated:  7/24/97                   By: /s/ ERICK J. FEITSHANS
      ---------------                ---------------------------------
                                       Erick J. Feitshans
                                  Its: Vice President
                                       -------------------------------

                                  SUMMIT ENTERTAINMENT N.V.


Dated:  7/29/97                   By:  /s/ LOURDES GIRIGORI-PENZO
      ---------------                ---------------------------------
                                       Lourdes Girigori-Penzo
                                  Its: Managing Director
                                      --------------------------------

                                  SUMMIT ENTERTAINMENT L.P.


Dated:  7/23/97                   By:  /s/ R. HAYWARD
      ---------------                ---------------------------------
                                       R. Hayward
                                  Its: Executive Vice President
                                      --------------------------------


                                         8.

                SETTLEMENT, MUTUAL RELEASE, AND TERMINATION AGREEMENT

    This Settlement Agreement and Mutual General Release is made as of the 10th day of September, 1997, by and among Cinergi Pictures Entertainment Inc., a corporation orgranized and existing under the laws of Delaware, and Cinergi Productions N.V. Inc., a corporation organized and operating under the laws of Delaware, and all of their respective affiliates (collectively "Cinergi") , on the one hand, and Summit Entertainment N.V., a corporation organized and exisiting under the laws of the Netherland Antilles, and Summit Entertainment L.P., a California Limited Partnership (collectively "Summit"), on the other, relating to the sales agency between Summit and Cinergi (the "Services").

                                       RECITALS

    A. Cinergi and Summit previously made and entered into that certain Sales Agency Agreement dated as of 1 December 1993 and amended from time-to-time ("Agreement") relating to various motion pictures Cinergi produces for worldwide exploitation which Summit provided foreign sales agency services to Cinergi.

    B. Cinergi has decided to wind up its production and worldwide exploitation of theatrical motion pictures, and has entered enter an agreement in principle with the Walt Disney Company ("Disney") to acquire virtually all of Cinergi's library of motion pictures.

    C. Cinergi and Summit wish to terminate the Agreement and to settle any disputes or claims which may have arisen or exist between them arising from the Agreement and the Services as of the date of this Settlement Agreement.

    NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements set forth herein, and subject to the terms and conditions set forth below, the Parties desire to, and hereby do, resolve their differences and agree as follows:

1.  RELEASE

    1.1  RELEASED CLAIMS.

         1.1.1 Upon its receipt of the sums set forth in paragraph 2 hereof, Summit hereby releases and forever discharges Cinergi, and all of Cinergi's agents, predecessors, successors, attorneys, shareholders, officers, directors and all other representatives of any or all of them, from any and all claims, demands, actions, causes of action, controversies, losses and damages, suspected or unsuspected, whether known or not known, that exist as of the date of execution of this Settlement Agreement, relating to the subject matters of the Agreement, including without limitation any claim which Summit now has or claims to have or at any time heretofore had, or which at any time hereafter may have or claim to have against Cinergi relating to or Cinergi's performance arising out of or related to the Agreement ("Summit's Claims").


                                          1.

         1.1.2 Cinergi hereby releases and forever discharges Summit, and all of Summit's agents, predecessors, successors, attorneys, shareholders, officers, directors and all other representatives of any or all of them, from any and all claims, demands, actions, causes of action, controversies, losses and damages, suspected or unsuspected, whether known or not known, that exist as of the date of execution of this Settlement Agreement, relating to the subject matters of the Agreement, including without limitation any claim which Cinergi now has or claims to have or at any time heretofore had, or which at any time hereafter may have or claim to have against Summit relating to or concerning Summit's performance arising out of or related to the Agreement, including the Services ("Cinergi's Claims"). (Summit's Claims and Cinergi's Claims are subsequent referred to as the "Released Claims".)

    1.2 With respect to the Released Claims, all rights under California Civil Code Section 1542, are hereby expressly waived by the Parties, and each of them notwithstanding any provision to the contrary. Section 1542 provides as follows:

         "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the Release, which if known by him must have materially affected his settlement with the debtor."

    The Parties, and each of them, and their representatives, heirs and assigns expressly waive and release any right or benefit which they have or may have under Section 1542 of the Civil Code of the State of California, to the fullest extent that they may waive all such rights and benefits pertaining to the Released Claims. It is the intention of the Parties, and each of them, through this Settlement Agreement, and with the advice of counsel, to fully, finally and forever settle and release all such matters, and all claims relative thereto, in furtherance of such intention.

2.  SETTLEMENT TERMS

    2.1 PAYMENT IN LIEU OF FEES. Within five (5) business days of Summit's the execution of this Settlement Agreement, Cinergi shall cause to be paid to Summit the sum of nine hundred twenty-six two hundred seventy-nine United States dollars (US$926,279), upon Summit's receipt of which the Agreement is deemed terminated.

    2.2 PAYMENT OF CONTINUING EXPENSES. Within fifteen (15) days of its receipt of Summit's customary claim for reimbursement of distribution expenses, Cinergi shall cause to be paid to Summit all distribution expenses claimed thereon which Cinergi is required to reimburse Summit pursuant to the terms of the Agreement. Cinergi is not obligated to pay any such distribution expenses incurred after the date that Disney assumes the liability for the same, and Summit shall thereafter claim reimbursement from, and Cinergi shall ensure that reimbursement is paid by, Disney.


                                          2.

3.  CONFIDENTIALITY

    3.1 The Parties hereto, and their officers, directors, representatives, agents, employees, and attorneys shall not disclose, directly or indirectly, any of the financial terms of the Settlement agreement, which are confidential. Notwithstanding the foregoing, the Parties shall be able to disclose the terms of the Settlement Agreement as necessary with respect to their legal and financial affairs. In such instance, the Parties shall inform any recipients of such information that the financial terms of the settlement must remain confidential.

4.  MISCELLANEOUS PROVISIONS

    4.1 In order to carry out the terms and conditions of this Settlement Agreement, the Parties agree to promptly execute upon reasonable request any and all documents and instruments necessary to effectuate the terms of this Settlement Agreement.

    4.2 The Parties agree and acknowledge that this Settlement Agreement represents a settlement of disputed claims and that, by entering into this Settlement Agreement no Party admits or acknowledges that they committed any wrongdoing on their part.

    4.3 This Settlement Agreement is the entire agreement between the Parties with respect to the Released Claims and supersedes all prior and contemporaneous oral and written agreements and discussions pertaining to the Released Claims. This Settlement agreement may be amended only by an agreement in writing.

    4.4 This Settlement Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, representatives, successors, trustees in bankruptcy, and assigns and each and every entity which now or ever was a division, parent, successor, predecessor or subsidiary for each Party and its respective legal successors and assigns.

    4.5 The Parties represent and warrant that each of them have not assigned all or any portion of any claim pertaining to the Released Claims to any person or entity. In the event any claims are made by any third persons or entities based upon any purported assignment or any such liens or claims are asserted in connection with the Released Claims or proceeds of the Settlement Agreement, then the Party who has breached his representation or warranty contained herein agrees to indemnify and hold harmless the other Party from any said claims being made.

    4.6 In the event that any covenant, condition or other provision herein contained is held to be invalid, void or illegal by any Court of competent jurisdiction, the same shall be deemed severable from the remainder of this Settlement Agreement and shall in no way affect, impair or invalidate any other covenant, condition or other provision shall be deemed invalid due to its scope or breadth, such covenant, condition or other provision shall be deemed valid to the extent of the scope or breadth permitted by law.


                                          3.

    4.7 No breach of any provision hereof can be waived unless in writing. Waiver of any one breach of any provision hereof shall not be deemed to be a waiver of any other breach of the same or any other provision hereof. This Settlement Agreement may be amended only by a written agreement executed by each of the Parties hereto.

    4.8 The Parties hereto, and each of them, represent and declare that in executing this Settlement Agreement, they rely solely upon their own judgement, belief and knowledge, and on the advice and recommendations of their own independently selected counsel, concerning the nature, extent and duration of their rights and claims and that they have not been influenced to any extent whatsoever in executing the same by any representations or statements covering any matters made by any of the Parties hereto or by any person representing them or any of them. The Parties acknowledge that no Party hereto nor any of their representatives have made any promise, representation or warranty whatsoever, written or oral, as any inducement to enter into this Settlement Agreement, except as expressly set forth in this Settlement Agreement.

    4.9 The Parties hereto or responsible officer or representative thereof, and each of them, further represent and warrant that they have carefully read this Settlement Agreement and know and understand the contents thereof, and that they signed this Settlement Agreement freely and voluntarily. Each of the representatives executing this Settlement Agreement on behalf of their respective corporations or partnerships is empowered to do so and thereby binds his respective corporation or partnership.

    4.10 No party (nor any officer, agent, employee, representative, or attorney of or for any party) has made any statement or representation to any other party regarding any fact relied upon in entering into this Settlement Agreement, and each party does not rely upon any statement, representation or promise of any other party (or any officer, agent, employee, representative, or attorney of or for any other party) in executing this Settlement Agreement, or in making the settlement provided for herein, except as expressly stated int his Settlement Agreement.

    4.11 Each party to this Settlement Agreement has made such investigation of the facts pertaining to this settlement and this Settlement Agreement and of all matters pertaining thereto as he or it deems necessary.

    4.12 In entering into this Settlement Agreement and the settlement provided for herein, each party assumes the risk of any misrepresentation, concealment or mistake. If any party should subsequently discover that any fact relied upon by him or it in entering into this Settlement Agreement is untrue, or that any fact was concealed from him or it, or that his/its understanding of the facts or of the law was incorrect, such party shall not be entitled to any relief in such connection or otherwise, including, without limiting the generality of the foregoing, any alleged right or claim to set aside or rescind this Settlement Agreement. This Settlement Agreement is intended to be and is final and binding between the Parties hereto with respect to the Released Claims, regardless of any claims of misrepresentation, promise made without the intention of performing, concealment of fact, mistake of fact or law, or of any other circumstance whatsoever.


                                          4.

    4.13 Each of the Parties is aware that he/it my hereafter discover claims or facts in addition to or different from those he or it now knows or believes to be true with respect to the Released Claims. Nevertheless, it is the intention of the parties to fully, finally and forever settle and release the Released Claims, which do now exist, may exist, or heretofore have existed between them.

    4.14 Each term of this Settlement Agreement is contractual and is not merely a recital.

    4.15 Whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

    4.16 The subject headings of the sections, paragraphs and subparagraphs of this Settlement Agreement are included for convenience only, and shall not affect the construction or interpretation of any of its provisions.

    4.17 This Settlement Agreement has been jointly prepared and negotiated by counsel for each of the Parties, and the Parties agree that this Settlement Agreement shall be construed as a whole according to its fair meaning and is not to be strictly construed for or against either of the Parties hereto.

    4.18 The Parties acknowledge and agree that they each have been represented by separate and independent legal counsel and have relied on counsel of their own choosing at all stages of the negotiation, preparation and drafting of this Settlement Agreement.

    4.19 Each Party further acknowledges that this Settlement Agreement, has been explained to each by their respective counsel, and that each Party fully understands the contents and legal effect of said documents. The Parties further acknowledge and agree that they enter into this Settlement Agreement free from duress, fraud, undue influence, coercion, or oppression of any kind.

5.  NOTICES

    5.1 Any written notice, demand, request or communication that any Party desires or is required to give to or serve on the other Party or any other person pursuant to the Settlement Agreement shall be in writing and either:

         5.1.1     Sent by prepaid first-class mail; or

         5.1.2 Sent by prepaid one-day early morning Express Mail, Federal Express, or similar next day morning delivery service.

    5.2 Notices, demands, requests, consents, approvals, or other such written communications are conclusively deemed received:


                                          5.

         5.2.1 Five (5) business days after they are mailed if service or delivery is made pursuant to subpart 5.1.1 above; or

         5.2.2 Two (2) business days after transmitted if they are served or delivered pursuant to subpart 5.1.2 above.

    5.3 The date on which the last addressee is deemed to have received the notice, demand, request, consent, approval or communications shall be deemed the date of receipt by the Party to whom it is given to or served.

    5.4 Any notice, demand, request, consent, approval, or communication that either Party desires or is required to give to the other Party is ordered to be addressed and served on or delivered to the other Party at the addresses set forth below. Any Party may change his or her address by notifying the other Parties of their change of address(es).

    The address for Cinergi is as follows:

    Cinergi Pictures Entertainment Inc. and
    Cinergi Productions N.V. Inc.
    2308 Broadway
    Santa Monica, California 90404
    Attn: Erick J. Feitshans, Esq.
    Facsimile: (310)828-3861

    With a copy to:

    Ziffren, Brittenham, Branca & Fischer
    2121 Avenue of the Stars, 32nd Fl.
    Los Angeles, California 90067
    Attn:  Skip Brittenham, Esq.
    Facsimile: (310)553-7068

    The address for Summit is as follows:

    Summit Entertainment N.V.
    Castorweg 22-24
    P.O. Box 155
    Curacao, Netherlands Antilles
    Attn: Lourdes Girigori-Penzo

    With a copy to


                                          6.

    Summit Entertainment L.P.
    2308 Broadway
    Santa Monica, California 90404
    Attn: Andrew Matosich, Esq.
    Facsimile: (310)828-4132

    With a copy to:

    Proskauer Rose Goetz & Mendelsohn LLP
    2121 Avenue of the Stars, Suite 2700
    Los Angeles, California  90067
    Attn:  Scott P. Cooper, Esq.


6.  CHOICE OF LAW/ATTORNEY'S FEES

    6.1 This Settlement Agreement and any controversy which might arise therefrom shall in all respects be interpreted, enforced and governed by the laws of the State of California. Subsequent changes in California law and federal law through legislation or judicial interpretation that creates or finds additional or different rights and obligations of the Parties shall not affect this Settlement Agreement.

    6.2 This Settlement Agreement and its validity, construction and effect shall be governed by the laws of the State of California applicable to contracts wholly to be performed therein. In the event one of the Parties hereto institutes any proceeding in connection with or concerning the interpretation or enforcement of this Settlement Agreement, the prevailing Party shall be entitled to recover all reasonable outside attorney's fees, costs and expenses actually incurred in connection with such proceedings.

7.  SEVERABILITY

    7.1 Nothing contained herein shall be construed so as to require the commission of any act contrary to law, and wherever there is any conflict between any of the provisions contained herein and any present or future statue, law, ordinance or regulation contrary to which the parties have no legal right to contract, the latter shall prevail, but the provision of this Settlement Agreement which is affected shall be curtailed and limited to the extent necessary to bring it within the requirements of the law. All of the provisions of this Settlement Agreement are intended to be distinct and severable.

8.  EXECUTION

    8.1 This Settlement Agreement may be executed in counterparts and when each Party has signed and delivered at least one such counterpart to each of the other Parties, each counterpart shall be deemed an original, and all counterparts taken together shall constitute one and the same


                                          7.

agreement, which shall be binding and effective as to all Parties. This Settlement Agreement may be executed via facsimile signatures, which shall have the same force and effect as if they were original signatures.

    IN WITNESS WHEREOF, the Parties hereto have executed this Settlement Agreement on the date(s) written beside its or his name, respectively and each warrants they have the authority to sign in their representative capacity.



                                  CINERGI PICTURES
                                  ENTERTAINMENT INC.


Dated:  September 10, 1997        By:  /s/ Erick J. Feitshans
                                       ------------------------------------

                                  Its: Vice President
                                       ------------------------------------


                                  CINERGI PRODUCTIONS N.V. INC.


Dated:  September 10, 1997        By:  /s/ Erick J. Feitshans
                                       ------------------------------------

                                  Its: Vice President
                                       ------------------------------------


                                  SUMMIT ENTERTAINMENT N.V.


Dated:  September 10, 1997        By:  /s/ Lourdes Girigori-Penzo
                                       ------------------------------------

                                  Its: Managing Director
                                       ------------------------------------


                                  SUMMIT ENTERTAINMENT L.P.


Dated:  September 10, 1997        By:  /s/ Andrew J. Matosich
                                       ------------------------------------

                                  Its: Vice President
                                       ------------------------------------



                                          8.

                       SETTLEMENT AGREEMENT AND MUTUAL RELEASE

    This Settlement Agreement and Mutual General Release is made as of the 10th day of September, 1997, by and among Cinergi Pictures Entertainment Inc., a corporation organized and existing under the laws of Delaware, and Cinergi Productions N.V. Inc., a corporation organized and operating under the laws of Delaware, and all of their respective affiliates (collectively "Cinergi"), on the one hand, and Summit Entertainment N.V., a corporation organized and existing under the laws of the Netherland Antilles ("Summit"), on the other, relating to that certain dispute between Film Office and Cinergi concerning the motion picture "Shadow Conspiracy" (the "Picture").

                                       RECITALS

    A. Cinergi and Summit previously made and entered into that certain Sales Agency Agreement dated as of 1 December 1993 and amended from time-to-time ("Agreement") relating to various motion pictures Cinergi produces for worldwide exploitation which Summit provided foreign sales agency services to Cinergi.

    B. Cinergi Productions N.V. Inc., Summit Entertainment L.P., and Chemical Bank were named defendants in a civil action before the Superior Court of the State of California for the County of Los Angeles (case number BC 156333), filed on or about August 28, 1996, by Film Office, a French Societe (the "State Action").

    C. Cinergi Productions N.V. Inc. and Summit Entertainment L.P. were named defendants in a special proceeding before the honorable M. Gauthier, President, Tribunal de Commerce de Paris (the "French Action"), which resulted in an order dated September 25, 1996, enjoining Cinergi Productions, N.V. Inc., Summit Entertainment L.P., Inc. and ABN-AMRO Bank from negotiating a certain letter of credit.

    D. Cinergi Productions N.V. Inc. was the claimant in an arbitral proceeding against Film Office filed on or about October 22, 1996 with the American Film Marketing Association (the "Arbitration").

    E. Chase Manhattan Bank (formerly known as Chemical Bank) was the petitioner and appellant in an appeal of a ruling in the State Action, which was filed before the Court of Appeal of the State of California, Second Appellate District, Division 7 (case number B105694) (the "Appeal").

    F. Cinergi and Summit wish to settle any disputes or claims arising out of or related to the State Action, the French Action, the Appeal, and the Arbitration and the subject matter thereof (collecting the "Actions") as of the date of this Settlement Agreement.

    G. Cinergi and Summit Entertainment L.P. have entered into a settlement agreement dated as of the 1st day of July, 1997, relating to the Actions (the "L.P. Settlement").


                                          1.

    NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements set forth herein, and subject to the terms and conditions set forth below, the Parties desire to, and hereby do, resolve their differences and agree as follows:

1.  RELEASE

    1.1       RELEASED CLAIMS.

              1.1.1 Summit hereby releases and forever discharges Cinergi, and all of Cinergi's agents, predecessors, successors, attorneys, shareholders, officers, directors and all other representatives of any or all of them, from any and all claims, demands, actions, causes of action, controversies, losses and damages, suspected or unsuspected, whether known or not known, that exist as of the date of execution of this Settlement Agreement, relating to the subject matters of the Actions.

              1.1.2 In consideration for, and upon performance of, the L.P. Settlement, Cinergi hereby releases and forever discharges Summit, and all of Summit's agents, predecessors, successors, attorneys, shareholders, officers, directors and all other representatives of any or all of them, from any and all claims, demands, actions, causes of action, controversies, losses and damages, suspected or unsuspected, whether known or not known, that exist as of the date of execution of this Settlement Agreement, relating to the subject matters of the Actions.

    1.2 With respect to the Released Claims, all rights under California Civil Code Section 1542, are hereby expressly waived by the Parties, and each of them notwithstanding any provision to the contrary. Section 1542 provides as follows:

              "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the Release, which if known by him must have materially affected his settlement with the debtor."

    The Parties, and each of them, and their representatives, heirs and assigns expressly waive and release any right or benefit which they have or may have under Section 1542 of the Civil Code of the State of California, to the fullest extent that they may waive all such rights and benefits pertaining to the Actions. It is the intention of the Parties, and each of them, through this Settlement Agreement, and with the advice of counsel, to fully, finally and forever settle and release all such matters, and all claims relative thereto, in furtherance of such intention.

2.  CONFIDENTIALITY

    2.1 The Parties hereto, and their officers, directors, representatives, agents, employees, and attorneys shall not disclose, directly or indirectly, any of the financial terms of the Settlement agreement, which are confidential. Notwithstanding the foregoing, the Parties shall be able to


                                          2.

disclose the terms of the Settlement Agreement as necessary with respect to their legal and financial affairs. In such instance, the Parties shall inform any recipients of such information that the financial terms of the settlement must remain confidential.

3.  MISCELLANEOUS PROVISIONS

    3.1 In order to carry out the terms and conditions of this Settlement Agreement, the Parties agree to promptly execute upon reasonable request any and all documents and instruments necessary to effectuate the terms of this Settlement Agreement.

    3.2 The Parties agree and acknowledge that this Settlement Agreement represents a settlement of disputed claims and that, by entering into this Settlement Agreement no Party admits or acknowledges that they committed any wrongdoing on their part.

    3.3 This Settlement Agreement is the entire agreement between the Parties with respect to the Released Claims and supersedes all prior and contemporaneous oral and written agreements and discussions pertaining to the Released Claims. This Settlement agreement may be amended only by an agreement in writing.

    3.4 This Settlement Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, representatives, successors, trustees in bankruptcy, and assigns and each and every entity which now or ever was a division, parent, successor, predecessor or subsidiary for each Party and its respective legal successors and assigns.

    3.5 The Parties represent and warrant that each of them have not assigned all or any portion of any claim pertaining to the Released Claims to any person or entity. In the event any claims are made by any third persons or entities based upon any purported assignment or any such liens or claims are asserted in connection with the Released Claims or proceeds of the Settlement Agreement, then the Party who has breached his representation or warranty contained herein agrees to indemnify and hold harmless the other Party from any said claims being made.

    3.6 In the event that any covenant, condition or other provision herein contained is held to be invalid, void or illegal by any Court of competent jurisdiction, the same shall be deemed severable from the remainder of this Settlement Agreement and shall in no way affect, impair or invalidate any other covenant, condition or other provision shall be deemed invalid due to its scope or breadth, such covenant, condition or other provision shall be deemed valid to the extent of the scope or breadth permitted by law.

    3.7 No breach of any provision hereof can be waived unless in writing. Waiver of any one breach of any provision hereof shall not be deemed to be a waiver of any other breach of the same or any other provision hereof. This Settlement Agreement may be amended only by a written agreement executed by each of the Parties hereto.


                                          3.

    3.8 The Parties hereto, and each of them, represent and declare that in executing this Settlement Agreement, they rely solely upon their own judgement, belief and knowledge, and on the advice and recommendations of their own independently selected counsel, concerning the nature, extent and duration of their rights and claims and that they have not been influenced to any extent whatsoever in executing the same by any representations or statements covering any matters made by any of the Parties hereto or by any person representing them or any of them. The Parties acknowledge that no Party hereto nor any of their representatives have made any promise, representation or warranty whatsoever, written or oral, as any inducement to enter into this Settlement Agreement, except as expressly set forth in this Settlement Agreement.

    3.9 The Parties hereto or responsible officer or representative thereof, and each of them, further represent and warrant that they have carefully read this Settlement Agreement and know and understand the contents thereof, and that they signed this Settlement Agreement freely and voluntarily. Each of the representatives executing this Settlement Agreement on behalf of their respective corporations or partnerships is empowered to do so and thereby binds his respective corporation or partnership.

    3.10 No party (nor any officer, agent, employee, representative, or attorney of or for any party) has made any statement or representation to any other party regarding any fact relied upon in entering into this Settlement Agreement, and each party does not rely upon any statement, representation or promise of any other party (or any officer, agent, employee, representative, or attorney of or for any other party) in executing this Settlement Agreement, or in making the settlement provided for herein, except as expressly stated int his Settlement Agreement.

    3.11 Each party to this Settlement Agreement has made such investigation of the facts pertaining to this settlement and this Settlement Agreement and of all matters pertaining thereto as he or it deems necessary.

    3.12 In entering into this Settlement Agreement and the settlement provided for herein, each party assumes the risk of any misrepresentation, concealment or mistake. If any party should subsequently discover that any fact relied upon by him or it in entering into this Settlement Agreement is untrue, or that any fact was concealed from him or it, or that his/its understanding of the facts or of the law was incorrect, such party shall not be entitled to any relief in such connection or otherwise, including, without limiting the generality of the foregoing, any alleged right or claim to set aside or rescind this Settlement Agreement. This Settlement Agreement is intended to be and is final and binding between the Parties hereto with respect to the Released Claims, regardless of any claims of misrepresentation, promise made without the intention of performing, concealment of fact, mistake of fact or law, or of any other circumstance whatsoever.

    3.13 Each of the Parties is aware that he/it my hereafter discover claims or facts in addition to or different from those he or it now knows or believes to be true with respect to the Released Claims. Nevertheless, it is the intention of the parties to fully, finally and forever settle and release the Released Claims, which do now exist, may exist, or heretofore have existed between them.


                                          4.

    3.14 Each term of this Settlement Agreement is contractual and is not merely a recital.

    3.15 Whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

    3.16 The subject headings of the sections, paragraphs and subparagraphs of this Settlement Agreement are included for convenience only, and shall not affect the construction or interpretation of any of its provisions.

    3.17 This Settlement Agreement has been jointly prepared and negotiated by counsel for each of the Parties, and the Parties agree that this Settlement Agreement shall be construed as a whole according to its fair meaning and is not to be strictly construed for or against either of the Parties hereto.

    3.18 The Parties acknowledge and agree that they each have been represented by separate and independent legal counsel and have relied on counsel of their own choosing at all stages of the negotiation, preparation and drafting of this Settlement Agreement.

    3.19 Each Party further acknowledges that this Settlement Agreement, has been explained to each by their respective counsel, and that each Party fully understands the contents and legal effect of said documents. The Parties further acknowledge and agree that they enter into this Settlement Agreement free from duress, fraud, undue influence, coercion, or oppression of any kind.

4.  NOTICES

    4.1 Any written notice, demand, request or communication that any Party desires or is required to give to or serve on the other Party or any other person pursuant to the Settlement Agreement shall be in writing and either:

              4.1.1     Sent by prepaid first-class mail; or

              4.1.2 Sent by prepaid one-day early morning Express Mail, Federal Express, or similar next day morning delivery service.

    4.2 Notices, demands, requests, consents, approvals, or other such written communications are conclusively deemed received:

              4.2.1 Five (5) business days after they are mailed if service or delivery is made pursuant to subpart 4.1.1 above; or

              4.2.2 Two (2) business days after transmitted if they are served or delivered pursuant to subpart 4.1.2 above.


                                          5.

    4.3 The date on which the last addressee is deemed to have received the notice, demand, request, consent, approval or communications shall be deemed the date of receipt by the Party to whom it is given to or served.

    4.4 Any notice, demand, request, consent, approval, or communication that either Party desires or is required to give to the other Party is ordered to be addressed and served on or delivered to the other Party at the addresses set forth below. Any Party may change his or her address by notifying the other Parties of their change of address(es).

    The address for Cinergi is as follows:

    Cinergi Pictures Entertainment Inc. and
    Cinergi Productions N.V. Inc.
    2308 Broadway
    Santa Monica, California 90404
    Attn: Erick J. Feitshans, Esq.
    Facsimile: (310) 828-3861

    With a copy to:

    Ziffren, Brittenham, Branca & Fischer
    2121 Avenue of the Stars, 32nd Fl.
    Los Angeles, California 90067
    Attn:  Skip Brittenham, Esq.
    Facsimile: (310) 553-7068

    The address for Summit is as follows:

    Summit Entertainment N.V.
    Castorweg 22-24
    P.O. Box 155
    Curacao, Netherlands Antilles
    Attn: Lourdes Girigori-Penzo

    With copies to

    Summit Entertainment L.P.
    2308 Broadway
    Santa Monica, California 90404
    Attn: Andrew Matosich, Esq.
    Facsimile: (310)828-4132


                                          6.

    and to:

    Proskauer Rose Goetz & Mendelsohn LLP
    2121 Avenue of the Stars, Suite 2700
    Los Angeles, California  90067
    Attn:  Scott P. Cooper, Esq.

5.  CHOICE OF LAW/ATTORNEY'S FEES

    5.1 This Settlement Agreement and any controversy which might arise therefrom shall in all respects be interpreted, enforced and governed by the laws of the State of California. Subsequent changes in California law and federal law through legislation or judicial interpretation that creates or finds additional or different rights and obligations of the Parties shall not affect this Settlement Agreement.

    5.2 This Settlement Agreement and its validity, construction and effect shall be governed by the laws of the State of California applicable to contracts wholly to be performed therein. In the event one of the Parties hereto institutes any proceeding in connection with or concerning the interpretation or enforcement of this Settlement Agreement, the prevailing Party shall be entitled to recover all reasonable outside attorney's fees, costs and expenses actually incurred in connection with such proceedings.

6.  SEVERABILITY

    6.1 Nothing contained herein shall be construed so as to require the commission of any act contrary to law, and wherever there is any conflict between any of the provisions contained herein and any present or future statue, law, ordinance or regulation contrary to which the parties have no legal right to contract, the latter shall prevail, but the provision of this Settlement Agreement which is affected shall be curtailed and limited to the extent necessary to bring it within the requirements of the law. All of the provisions of this Settlement Agreement are intended to be distinct and severable.

7.  EXECUTION

    7.1 This Settlement Agreement may be executed in counterparts and when each Party has signed and delivered at least one such counterpart to each of the other Parties, each counterpart shall be deemed an original, and all counterparts taken together shall constitute one and the same



                                          7.

agreement, which shall be binding and effective as to all Parties. This Settlement Agreement may be executed via facsimile signatures, which shall have the same force and effect as if they were original signatures.

    IN WITNESS WHEREOF, the Parties hereto have executed this Settlement Agreement on the date(s) written beside its or his name, respectively and each warrants they have the authority to sign in their representative capacity.

                                  CINERGI PICTURES
                                  ENTERTAINMENT INC.


Dated:  September 10, 1997        By:
                                       /s/ Erick J. Feitshans
                                       --------------------------
                                  Its: Vice President
                                       --------------------------


                                  CINERGI PRODUCTIONS N.V. INC.


Dated:  September 10, 1997        By:  /s/ Erick J. Feitshans
                                       --------------------------

                                  Its: Vice President
                                       --------------------------


                                  SUMMIT ENTERTAINMENT N.V.


Dated:  September 10, 1997        By:  /s/ Lourdes Girigori-Penzo
                                       --------------------------

                                  Its: Managing Director
                                       --------------------------


                                          8.

                       SETTLEMENT AGREEMENT AND MUTUAL RELEASE

    This Settlement Agreement and Mutual General Release is made as of the 10th day of September 1997, by and among Cinergi Pictures Entertainment Inc., a corporation organized and existing under the laws of Delaware, and Cinergi Productions N.V. Inc., a corporation organized and operating under the laws of Delaware, and all of their respective affiliates (collectively "Cinergi"), on the one hand, and Summit Entertainment L.P., a California Limited Partnership ("Summit"), on the other, relating to that certain dispute between Film Office and Cinergi concerning the motion picture "Shadow Conspiracy" (the "Picture").

                                       RECITALS

    A. Cinergi and Summit previously made and entered into that certain Sales Agency Agreement dated as of 1 December 1993 and amended from time-to-time ("Agreement") relating to various motion pictures Cinergi produces for worldwide exploitation which Summit provided foreign sales agency services to Cinergi.

    B. Cinergi Productions N.V. Inc., Summit Entertainment L.P., and Chemical Bank were named defendants in a civil action before the Superior Court of the State of California for the County of Los Angeles (case number BC 156333), filed on or about August 28, 1996, by Film Office, a French Societe (the "State Action").

    C. Cinergi Productions N.V. Inc. and Summit Entertainment L.P. were named defendants in a special proceeding before the honorable M. Gauthier, President, Tribunal de Commerce de Paris (the "French Action"), which resulted in an order dated September 25, 1996, enjoining Cinergi Productions, N.V. Inc., Summit Entertainment L.P., Inc. and ABN-AMRO Bank from negotiating a certain letter of credit.

    D. Cinergi Productions N.V. Inc. was the claimant in an arbitral proceeding against Film Office filed on or about October 22, 1996 with the American Film Marketing Association (the "Arbitration").

    E. Chase Manhattan Bank (formerly known as Chemical Bank) was the petitioner and appellant in an appeal of a ruling in the State Action, which was filed before the Court of Appeal of the State of California, Second Appellate District, Division 7 (case number B105694) (the "Appeal").

    F. Cinergi and Summit wish to settle any disputes or claims arising out of or related to the State Action, the French Action, the Appeal, and the Arbitration and the subject matter thereof (collecting the "Actions") as of the date of this Settlement Agreement.


                                          1.

    NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements set forth herein, and subject to the terms and conditions set forth below, the Parties desire to, and hereby do, resolve their differences and agree as follows:

1.  RELEASE

    1.1     RELEASED CLAIMS.

            1.1.1 Summit hereby releases and forever discharges Cinergi, and all of Cinergi's agents, predecessors, successors, attorneys, shareholders, officers, directors and all other representatives of any or all of them, from any and all claims, demands, actions, causes of action, controversies, losses and damages, suspected or unsuspected, whether known or not known, that exist as of the date of execution of this Settlement Agreement, relating to the subject matters of the Actions.

            1.1.2 Upon its receipt of the sum set forth in paragraph 2 hereof, Cinergi hereby releases and forever discharges Summit, and all of Summit's agents, predecessors, successors, attorneys, shareholders, officers, directors and all other representatives of any or all of them, from any and all claims, demands, actions, causes of action, controversies, losses and damages, suspected or unsuspected, whether known or not known, that exist as of the date of execution of this Settlement Agreement, relating to the subject matters of the Actions.

    1.2 With respect to the Released Claims, all rights under California Civil Code Section 1542, are hereby expressly waived by the Parties, and each of them notwithstanding any provision to the contrary. Section 1542 provides as follows:

            "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the Release, which if known by him must have materially affected his settlement with the debtor."

    The Parties, and each of them, and their representatives, heirs and assigns expressly waive and release any right or benefit which they have or may have under Section 1542 of the Civil Code of the State of California, to the fullest extent that they may waive all such rights and benefits pertaining to the Actions. It is the intention of the Parties, and each of them, through this Settlement Agreement, and with the advice of counsel, to fully, finally and forever settle and release all such matters, and all claims relative thereto, in furtherance of such intention.

2.  SETTLEMENT TERMS

    2.1 PAYMENT. Within five (5) business days of the execution of this Settlement Agreement, Summit shall cause to be paid to Cinergi the sum of four hundred and twenty five thousand United States dollars (US$425,000).


                                          2.

3.  CONFIDENTIALITY

    3.1 The Parties hereto, and their officers, directors, representatives, agents, employees, and attorneys shall not disclose, directly or indirectly, any of the financial terms of the Settlement agreement, which are confidential. Notwithstanding the foregoing, the Parties shall be able to disclose the terms of the Settlement Agreement as necessary with respect to their legal and financial affairs. In such instance, the Parties shall inform any recipients of such information that the financial terms of the settlement must remain confidential.

4.  MISCELLANEOUS PROVISIONS

    4.1 In order to carry out the terms and conditions of this Settlement Agreement, the Parties agree to promptly execute upon reasonable request any and all documents and instruments necessary to effectuate the terms of this Settlement Agreement.

    4.2 The Parties agree and acknowledge that this Settlement Agreement represents a settlement of disputed claims and that, by entering into this Settlement Agreement no Party admits or acknowledges that they committed any wrongdoing on their part.

    4.3 This Settlement Agreement is the entire agreement between the Parties with respect to the Released Claims and supersedes all prior and contemporaneous oral and written agreements and discussions pertaining to the Released Claims. This Settlement agreement may be amended only by an agreement in writing.

    4.4 This Settlement Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, representatives, successors, trustees in bankruptcy, and assigns and each and every entity which now or ever was a division, parent, successor, predecessor or subsidiary for each Party and its respective legal successors and assigns.

    4.5 The Parties represent and warrant that each of them have not assigned all or any portion of any claim pertaining to the Released Claims to any person or entity. In the event any claims are made by any third persons or entities based upon any purported assignment or any such liens or claims are asserted in connection with the Released Claims or proceeds of the Settlement Agreement, then the Party who has breached his representation or warranty contained herein agrees to indemnify and hold harmless the other Party from any said claims being made.

    4.6 In the event that any covenant, condition or other provision herein contained is held to be invalid, void or illegal by any Court of competent jurisdiction, the same shall be deemed severable from the remainder of this Settlement Agreement and shall in no way affect, impair or invalidate any other covenant, condition or other provision shall be deemed invalid due to its scope or breadth, such covenant, condition or other provision shall be deemed valid to the extent of the scope or breadth permitted by law.


                                          3.

    4.7 No breach of any provision hereof can be waived unless in writing. Waiver of any one breach of any provision hereof shall not be deemed to be a waiver of any other breach of the same or any other provision hereof. This Settlement Agreement may be amended only by a written agreement executed by each of the Parties hereto.

    4.8 The Parties hereto, and each of them, represent and declare that in executing this Settlement Agreement, they rely solely upon their own judgement, belief and knowledge, and on the advice and recommendations of their own independently selected counsel, concerning the nature, extent and duration of their rights and claims and that they have not been influenced to any extent whatsoever in executing the same by any representations or statements covering any matters made by any of the Parties hereto or by any person representing them or any of them. The Parties acknowledge that no Party hereto nor any of their representatives have made any promise, representation or warranty whatsoever, written or oral, as any inducement to enter into this Settlement Agreement, except as expressly set forth in this Settlement Agreement.

    4.9 The Parties hereto or responsible officer or representative thereof, and each of them, further represent and warrant that they have carefully read this Settlement Agreement and know and understand the contents thereof, and that they signed this Settlement Agreement freely and voluntarily. Each of the representatives executing this Settlement Agreement on behalf of their respective corporations or partnerships is empowered to do so and thereby binds his respective corporation or partnership.

    4.10 No party (nor any officer, agent, employee, representative, or attorney of or for any party) has made any statement or representation to any other party regarding any fact relied upon in entering into this Settlement Agreement, and each party does not rely upon any statement, representation or promise of any other party (or any officer, agent, employee, representative, or attorney of or for any other party) in executing this Settlement Agreement, or in making the settlement provided for herein, except as expressly stated int his Settlement Agreement.

    4.11 Each party to this Settlement Agreement has made such investigation of the facts pertaining to this settlement and this Settlement Agreement and of all matters pertaining thereto as he or it deems necessary.

    4.12 In entering into this Settlement Agreement and the settlement provided for herein, each party assumes the risk of any misrepresentation, concealment or mistake. If any party should subsequently discover that any fact relied upon by him or it in entering into this Settlement Agreement is untrue, or that any fact was concealed from him or it, or that his/its understanding of the facts or of the law was incorrect, such party shall not be entitled to any relief in such connection or otherwise, including, without limiting the generality of the foregoing, any alleged right or claim to set aside or rescind this Settlement Agreement. This Settlement Agreement is intended to be and is final and binding between the Parties hereto with respect to the Released Claims, regardless of any claims of misrepresentation, promise made without the intention of performing, concealment of fact, mistake of fact or law, or of any other circumstance whatsoever.


                                          4.

    4.13 Each of the Parties is aware that he/it my hereafter discover claims or facts in addition to or different from those he or it now knows or believes to be true with respect to the Released Claims. Nevertheless, it is the intention of the parties to fully, finally and forever settle and release the Released Claims, which do now exist, may exist, or heretofore have existed between them.

    4.14 Each term of this Settlement Agreement is contractual and is not merely a recital.

    4.15 Whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

    4.16 The subject headings of the sections, paragraphs and subparagraphs of this Settlement Agreement are included for convenience only, and shall not affect the construction or interpretation of any of its provisions.

    4.17 This Settlement Agreement has been jointly prepared and negotiated by counsel for each of the Parties, and the Parties agree that this Settlement Agreement shall be construed as a whole according to its fair meaning and is not to be strictly construed for or against either of the Parties hereto.

    4.18 The Parties acknowledge and agree that they each have been represented by separate and independent legal counsel and have relied on counsel of their own choosing at all stages of the negotiation, preparation and drafting of this Settlement Agreement.

    4.19 Each Party further acknowledges that this Settlement Agreement, has been explained to each by their respective counsel, and that each Party fully understands the contents and legal effect of said documents. The Parties further acknowledge and agree that they enter into this Settlement Agreement free from duress, fraud, undue influence, coercion, or oppression of any kind.

5.  NOTICES

    5.1 Any written notice, demand, request or communication that any Party desires or is required to give to or serve on the other Party or any other person pursuant to the Settlement Agreement shall be in writing and either:

            5.1.1  Sent by prepaid first-class mail; or

            5.1.2 Sent by prepaid one-day early morning Express Mail, Federal Express, or similar next day morning delivery service.

    5.2 Notices, demands, requests, consents, approvals, or other such written communications are conclusively deemed received:


                                          5.

            5.2.1 Five (5) business days after they are mailed if service or delivery is made pursuant to subpart 5.1.1 above; or

            5.2.2 Two (2) business days after transmitted if they are served or delivered pursuant to subpart 5.1.2 above.

    5.3 The date on which the last addressee is deemed to have received the notice, demand, request, consent, approval or communications shall be deemed the date of receipt by the Party to whom it is given to or served.

    5.4 Any notice, demand, request, consent, approval, or communication that either Party desires or is required to give to the other Party is ordered to be addressed and served on or delivered to the other Party at the addresses set forth below. Any Party may change his or her address by notifying the other Parties of their change of address(es).

    The address for Cinergi is as follows:

    Cinergi Pictures Entertainment Inc. and
    Cinergi Productions N.V. Inc.
    2308 Broadway
    Santa Monica, California 90404
    Attn: Erick J. Feitshans, Esq.
    Facsimile: (310) 828-3861

    With a copy to:

    Ziffren, Brittenham, Branca & Fischer
    2121 Avenue of the Stars, 32nd Fl.
    Los Angeles, California 90067
    Attn:  Skip Brittenham, Esq.
    Facsimile: (310) 553-7068


    The address for Summit is as follows:

    Summit Entertainment L.P.
    2308 Broadway
    Santa Monica, California 90404
    Attn: Andrew Matosich, Esq.
    Facsimile: (310) 828-4132

    With a copy to:


                                          6.

    Proskauer Rose Goetz & Mendelsohn LLP
    2121 Avenue of the Stars, Suite 2700
    Los Angeles, California  90067
    Attn:  Scott P. Cooper, Esq.

6.  CHOICE OF LAW/ATTORNEY'S FEES

    6.1 This Settlement Agreement and any controversy which might arise therefrom shall in all respects be interpreted, enforced and governed by the laws of the State of California. Subsequent changes in California law and federal law through legislation or judicial interpretation that creates or finds additional or different rights and obligations of the Parties shall not affect this Settlement Agreement.

    6.2 This Settlement Agreement and its validity, construction and effect shall be governed by the laws of the State of California applicable to contracts wholly to be performed therein. In the event one of the Parties hereto institutes any proceeding in connection with or concerning the interpretation or enforcement of this Settlement Agreement, the prevailing Party shall be entitled to recover all reasonable outside attorney's fees, costs and expenses actually incurred in connection with such proceedings.

7.  SEVERABILITY

    7.1 Nothing contained herein shall be construed so as to require the commission of any act contrary to law, and wherever there is any conflict between any of the provisions contained herein and any present or future statue, law, ordinance or regulation contrary to which the parties have no legal right to contract, the latter shall prevail, but the provision of this Settlement Agreement which is affected shall be curtailed and limited to the extent necessary to bring it within the requirements of the law. All of the provisions of this Settlement Agreement are intended to be distinct and severable.

8.  EXECUTION

    8.1 This Settlement Agreement may be executed in counterparts and when each Party has signed and delivered at least one such counterpart to each of the other Parties, each counterpart shall be deemed an original, and all counterparts taken together shall constitute one and the same agreement, which shall be binding and effective as to all Parties. This Settlement Agreement may be


                                          7.

executed via facsimile signatures, which shall have the same force and effect as if they were original signatures.

    IN WITNESS WHEREOF, the Parties hereto have executed this Settlement Agreement on the date(s) written beside its or his name, respectively and each warrants they have the authority to sign in their representative capacity.


                                       CINERGI PICTURES
                                       ENTERTAINMENT INC.


Dated:  September 10, 1997             By:   /s/ Erick J. Feitshans
                                             -----------------------------------

                                       Its:  Vice President
                                             -----------------------------------



                                       CINERGI PRODUCTIONS N.V. INC.


Dated:  September 10, 1997             By:   /s/ Erick J. Feitshans
                                             -----------------------------------

                                       Its:  Vice President
                                             -----------------------------------



                                       SUMMIT ENTERTAINMENT L.P.


Dated:  September 10, 1997             By:   /s/ Andrew J. Matosich
                                             -----------------------------------

                                       Its:  Vice President
                                             -----------------------------------



                                          8.

                SETTLEMENT, MUTUAL RELEASE, AND TERMINATION AGREEMENT

This Settlement Agreement and Mutual General Release is made as of the 10th day of September, 1997 (the "EFFECTIVE DATE"), by and among Summit Export (UK) Ltd, a corporation organized and exisiting under the laws of the the United Kingdom ("SUK"), on the one hand, and Cinergi Productions, Kft., a corporation organized and existing under the laws of Hungary ("KFT"), on the other, relating to the rights to receive certain payments due pursuant to the terms of various motion picture lease agreements.

                                       RECITALS

    A. Prior to the Effective Date, KFT and SUK previously made and entered into various film lease agreements, which were amended from time-to-time relating to various motion pictures SUK leased from various producers (the "LEASE AGREEMENTS"). Pursuant to the Lease Agreements, KFT was entitled to receive payment of one percent (1%) of the amount of gross receipts received pursuant to all sublicenses effected by KFT.

    B. To date, SUK has not paid KFT, and KFT has not received, any funds due pursuant to the Lease Agreements.

    C. As of the Effective Date, SUK has entered into that certain settlement agreement with Cinergi Pictures Entertainment Inc. and Cinergi Productions N.V. Inc. (collectively "Cinergi") with respect to certain sums owed by Cinergi to SUK (the "CINERGI/SUK AGREEMENT").

    D. SUK and KFT want to settle any disputes or claims which may have arisen or exist between them arising from the Lease Agreements as of the Effective Date..

    NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements set forth herein, and subject to the terms and conditions set forth below, the Parties desire to, and hereby do, resolve their differences and agree as follows:

1.  RELEASE

    1.1     RELEASED CLAIMS.

            1.1.1 In consideration for, and upon receipt by KFT of a signed copy of the Cinergi/SUK Agreeement, KFT hereby releases and forever discharges SUK, and all of SUK's agents, predecessors, successors, attorneys, shareholders, officers, directors and all other representatives of any or all of them, from any and all claims, demands, actions, causes of action, controversies, losses and damages, suspected or unsuspected, whether known or not known, that exist as of the date of execution of this Settlement Agreement, relating to the subject matters of the Lease Agreements, including without limitation any claim which KFT now has or claims to have or at any time heretofore had, or which at any time hereafter may have or claim to have against SUK relating to or SUK's performance arising out of or related to the Lease Agreements ("KFT'S CLAIMS").

            1.1.2 SUK hereby releases and forever discharges KFT, and all of KFT's agents, predecessors, successors, attorneys, shareholders, officers, directors and all other representatives of any or all of them, from any and all claims, demands, actions, causes of action, controversies, losses and damages, suspected or unsuspected, whether known or not known, that exist as of the date of execution of this Settlement Agreement, relating to the subject matters of the Lease Agreements, including without limitation any claim which SUK now has or claims to have or at any time heretofore had, or which at any time hereafter may have or claim to have against KFT relating to or concerning KFT's performance arising out of or related to the Lease Agreements, including the Lease Agreements ("SUK'S CLAIMS"). (KFT's Claims and SUK's Claims are subsequently referred to as the "RELEASED CLAIMS".)

2.  CONFIDENTIALITY

    2.1 The Parties hereto, and their officers, directors, representatives, agents, employees, and attorneys shall not disclose, directly or indirectly, any of the financial terms of the Settlement Agreement, which are confidential. Notwithstanding the foregoing, the Parties shall be able to disclose the terms of the Settlement Agreement as necessary with respect to their legal and financial affairs. In such instance, the Parties shall inform any recipients of such information that the financial terms of the settlement must remain confidential.

3.  MISCELLANEOUS PROVISIONS

    3.1 In order to carry out the terms and conditions of this Settlement Agreement, the Parties agree to promptly execute upon reasonable request any and all documents and instruments necessary to effectuate the terms of this Settlement Agreement.

    3.2 The Parties agree and acknowledge that this Settlement Agreement represents a settlement of disputed claims and that, by entering into this Settlement Agreement no Party admits or acknowledges that they committed any wrongdoing on their part.

    3.3 This Settlement Agreement is the entire agreement between the Parties with respect to the Released Claims and supersedes all prior and contemporaneous oral and written agreements and discussions pertaining to the Released Claims. This Settlement agreement may be amended only by an agreement in writing.

    3.4 This Settlement Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, representatives, successors, trustees in bankruptcy, and assigns and each and every entity which now or ever was a division, parent, successor, predecessor or subsidiary for each Party and its respective legal successors and assigns.

    3.5 The Parties represent and warrant that each of them have not assigned all or any portion of any claim pertaining to the Released Claims to any person or entity. In the event any claims are made by any third persons or entities based upon any purported assignment or any such liens or claims are asserted in connection with the Released Claims or proceeds of the Settlement Agreement, then the Party who has breached his representation or warranty contained herein agrees to indemnify and hold harmless the other Party from any said claims being made.

    3.6 In the event that any covenant, condition or other provision herein contained is held to be invalid, void or illegal by any Court of competent jurisdiction, the same shall be deemed severable from the remainder of this Settlement Agreement and shall in no way affect, impair or invalidate any other covenant, condition or other provision shall be deemed invalid due to its scope or breadth, such covenant, condition or other provision shall be deemed valid to the extent of the scope or breadth permitted by law.

    3.7 No breach of any provision hereof can be waived unless in writing. Waiver of any one breach of any provision hereof shall not be deemed to be a waiver of any other breach of the same or any other provision hereof.

    3.8 The Parties hereto, and each of them, represent and declare that in executing this Settlement Agreement, they rely solely upon their own judgement, belief and knowledge, and on the advice and recommendations of their own independently selected counsel, concerning the nature, extent and duration of their rights and claims and that they have not been influenced to any extent whatsoever in executing the same by any representations or statements covering any matters made by any of the Parties hereto or by any person representing them or any of them. The Parties acknowledge that no Party hereto nor any of their representatives have made any promise, representation or warranty whatsoever, written or oral, as any inducement to enter into this Settlement Agreement, except as expressly set forth in this Settlement Agreement.

    3.9 The Parties hereto or responsible officer or representative thereof, and each of them, further represent and warrant that they have carefully read this Settlement Agreement and know and understand the contents thereof, and that they signed this Settlement Agreement freely and voluntarily. Each of the representatives executing this Settlement Agreement on behalf of their respective corporations or partnerships is empowered to do so and thereby binds his respective corporation or partnership.

    3.10 No party (nor any officer, agent, employee, representative, or attorney of or for any party) has made any statement or representation to any other party regarding any fact relied upon in entering into this Settlement Agreement, and each party does not rely upon any statement, representation or promise of any other party (or any officer, agent, employee, representative, or attorney of or for any other party) in executing this Settlement Agreement, or in making the settlement provided for herein, except as expressly stated int his Settlement Agreement.

    3.11 Each party to this Settlement Agreement has made such investigation of the facts pertaining to this settlement and this Settlement Agreement and of all matters pertaining thereto as he or it deems necessary.

    3.12 In entering into this Settlement Agreement and the settlement provided for herein, each party assumes the risk of any misrepresentation, concealment or mistake. If any party should subsequently discover that any fact relied upon by him or it in entering into this Settlement Agreement is untrue, or that any fact was concealed from him or it, or that his/its understanding of the facts or of the law was incorrect, such party shall not be entitled to any relief in such connection or otherwise, including, without limiting the generality of the foregoing, any alleged right or claim to set aside or rescind this Settlement Agreement. This Settlement Agreement is intended to be and is final and binding between the Parties hereto with respect to the Released Claims, regardless of any claims of misrepresentation, promise made without the intention of performing, concealment of fact, mistake of fact or law, or of any other circumstance whatsoever.

    3.13 Each of the Parties is aware that he/it my hereafter discover claims or facts in addition to or different from those he or it now knows or believes to be true with respect to the Released Claims. Nevertheless, it is the intention of the parties to fully, finally and forever settle and release the Released Claims, which do now exist, may exist, or heretofore have existed between them.

    3.14 Each term of this Settlement Agreement is contractual and is not merely a recital, although the recitals hereto shall be deemed preclusive as to the facts recited therein.

    3.15 Whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

    3.16 The subject headings of the sections, paragraphs and subparagraphs of this Settlement Agreement are included for convenience only, and shall not affect the construction or interpretation of any of its provisions.

    3.17 This Settlement Agreement has been jointly prepared and negotiated by counsel for each of the Parties, and the Parties agree that this Settlement Agreement shall be construed as a whole according to its fair meaning and is not to be strictly construed for or against either of the Parties hereto.

    3.18 The Parties acknowledge and agree that they each have been represented by separate and independent legal counsel and have relied on counsel of their own choosing at all stages of the negotiation, preparation and drafting of this Settlement Agreement.

    3.19 Each Party further acknowledges that this Settlement Agreement, has been explained to each by their respective counsel, and that each Party fully understands the contents and legal effect of said documents. The Parties further acknowledge and agree that they enter into this Settlement Agreement free from duress, fraud, undue influence, coercion, or oppression of any kind.

4.  NOTICES

    4.1 Any written notice, demand, request or communication that any Party desires or is required to give to or serve on the other Party or any other person pursuant to the Settlement Agreement shall be in writing and either:

            4.1.1  Sent by prepaid first-class mail; or

            4.1.2 Sent by prepaid one-day early morning Express Mail, Federal Express, or similar next day morning delivery service.

    4.2 Notices, demands, requests, consents, approvals, or other such written communications are conclusively deemed received:

            4.2.1 Five (5) business days after they are mailed if service or delivery is made pursuant to subpart 4.1.1 above; or

            4.2.2 Two (2) business days after transmitted if they are served or delivered pursuant to subpart 4.1.2 above.

    4.3 The date on which the last addressee is deemed to have received the notice, demand, request, consent, approval or communications shall be deemed the date of receipt by the Party to whom it is given to or served.

    4.4 Any notice, demand, request, consent, approval, or communication that either Party desires or is required to give to the other Party is ordered to be addressed and served on or delivered to the other Party at the addresses set forth below. Any Party may change his or her address by notifying the other Parties of their change of address(es).

    The address for SUK is as follows:

    Summit Export (UK) Ltd.
    in care of:  Ziffren, Brittenham, Branca & Fischer
    2121 Avenue of the Stars, 32nd Fl.
    Los Angeles, California 90067
    Attn:  Skip Brittenham, Esq.
    Facsimile: (310) 553-7068

    The address for KFT is as follows:

    Cinergi Productions Kft.
    Bacskai u. 28-36
    1145 Budapest
    HUNGARY
    Facsimile: (361) 209.0930


5.  CHOICE OF LAW/ATTORNEY'S FEES

    5.1 This Settlement Agreement and any controversy which might arise therefrom shall in all respects be interpreted, enforced and governed by the laws of England, excluding England's choice of law provisions. Subsequent changes in English law through legislation or judicial interpretation that creates or finds additional or different rights and obligations of the Parties shall not affect this Settlement Agreement.

    5.2 In the event one of the Parties hereto institutes any proceeding in connection with or concerning the interpretation or enforcement of this Settlement Agreement, the prevailing Party shall be entitled to recover all reasonable outside attorney's fees, costs and expenses actually incurred in connection with such proceedings.

6.  SEVERABILITY

    6.1 Nothing contained herein shall be construed so as to require the commission of any act contrary to law, and wherever there is any conflict between any of the provisions contained herein and any present or future statue, law, ordinance or regulation contrary to which the parties have no legal right to contract, the latter shall prevail, but the provision of this Settlement Agreement which is affected shall be curtailed and limited to the extent necessary to bring it within the requirements of the law. All of the provisions of this Settlement Agreement are intended to be distinct and severable.

7.  EXECUTION

    7.1 This Settlement Agreement may be executed in counterparts and when each Party has signed and delivered at least one such counterpart to each of the other Parties, each counterpart shall be deemed an original, and all counterparts taken together shall constitute one and the same agreement which shall be binding and effective as to all Parties. This Settlement Agreement may be executed via facsimile signatures, which shall have the same force and effect as if they were original signatures.

    IN WITNESS WHEREOF, the Parties hereto have executed this Settlement Agreement on the date(s) written beside its or his name, respectively and each warrants they have the authority to sign in their representative capacity.




                                       SUMMIT EXPORT (UK) LTD.


Dated:  September 10, 1997             By:  /s/ David Garrett
                                            -----------------------------------
                                       Its: Managing Director
                                            -----------------------------------


                                       CINERGI PRODUCTIONS KFT.


Dated:  September 10, 1997             By:  /s/ Anna Bodrogi
                                            -----------------------------------

                                       Its: Managing Director
                                            -----------------------------------

                SETTLEMENT, MUTUAL RELEASE, AND TERMINATION AGREEMENT

This Settlement Agreement and Mutual General Release is made as of the 10th day of September, 1997 (the "EFFECTIVE DATE"), by and among Cinergi Pictures Entertainment Inc., a corporation orgranized and existing under the laws of Delaware ("CPEI"), and Cinergi Productions N.V. Inc., a corporation organized and operating under the laws of Delaware ("CPNVI"), and all of their respective affiliates (collectively "CINERGI") , on the one hand, and Summit Export (UK) Ltd., a corporation organized and exisiting under the laws of the the United Kingdom ("SUK"), on the other, relating to the various lease agreements between SUK and Cinergi for certain motion pictures.

                                       RECITALS

    A. Prior to the Effective Date, Cinergi and SUK previously made and entered into various film lease agreements, which were amended from time-to-time relating to various motion pictures Cinergi produces for worldwide exploitation (the "Lease Agreements"). Pursuant to the Lease Agreements, SUK was entitled to receive payment of one percent (1%) of the amount of gross receipts received pursuant to all sublicenses effected by SUK.

    B. To date, Cinergi has not paid SUK, and SUK has not received, any funds due pursuant to the Lease Agreements.

    B. Cinergi has decided to wind up its production and worldwide exploitation of theatrical motion pictures ("WINDUP"). On or about April 2, 1997, entered into an agreement in principle with Walt Disney Pictures and Television ("DISNEY") to acquire virtually all of Cinergi's library of motion pictures (the "DISNEY AGREEMENT"). On or about July 14, 1997 Cinergi entered into an agreement with Twentieth Century Fox Film Corporation ("FOX") (subsequently referred to as the "FOX AGREEMENT") in which, subject to the terms thereof, Cinergi essentially assigned to Fox all of Cinergi's right, title, and interest in the motion picture "Die Hard with a Vengeance".

    C. Cinergi and SUK now desire to settle any disputes or claims which may have arisen or exist between them arising from the Lease Agreements as of the Effective Date.

    NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements set forth herein, and subject to the terms and conditions set forth below, the Parties desire to, and hereby do, resolve their differences and agree as follows:

1.  RELEASE

    1.1  RELEASED CLAIMS.

         1.1.1 Upon its receipt of the sums set forth in paragraph 2 hereof, SUK hereby releases and forever discharges Cinergi, and all of Cinergi's agents, predecessors, successors, attorneys, shareholders, officers, directors and all other representatives of any or all of them, from any and all claims, demands, actions, causes of action, controversies, losses and damages, suspected or unsuspected, whether known or not known, that exist as of the date of execution of this Settlement Agreement, relating to the subject matters of the Lease Agreements, including without limitation any claim which SUK now has or claims to have or at any time heretofore had, or which at any time hereafter may have or claim to have against Cinergi relating to or Cinergi's performance arising out of or related to the Lease Agreements ("SUK'S CLAIMS").

         1.1.2 Cinergi hereby releases and forever discharges SUK, and all of SUK's agents, predecessors, successors, attorneys, shareholders, officers, directors and all other representatives of any or all of them, from any and all claims, demands, actions, causes of action, controversies, losses and damages, suspected or unsuspected, whether known or not known, that exist as of the date of execution of this Settlement Agreement, relating to the subject matters of the Lease Agreements, including without limitation any claim which Cinergi now has or claims to have or at any time heretofore had, or which at any time hereafter may have or claim to have against SUK relating to or concerning SUK's performance arising out of or related to the Lease Agreements, including the Lease Agreements ("CINERGI'S CLAIMS"). (SUK's Claims and Cinergi's Claims are subsequently referred to as the "RELEASED CLAIMS".)

    1.2 With respect to the Released Claims, all rights under California Civil Code Section 1542, are hereby expressly waived by the Parties, and each of them notwithstanding any provision to the contrary. Section 1542 provides as follows:

         "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the Release, which if known by him must have materially affected his settlement with the debtor."

    The Parties, and each of them, and their representatives, heirs and assigns expressly waive and release any right or benefit which they have or may have under Section 1542 of the Civil Code of the State of California, to the fullest extent that they may waive all such rights and benefits pertaining to the Released Claims. It is the intention of the Parties, and each of them, through this Settlement Agreement, and with the advice of counsel, to fully, finally and forever settle and release all such matters, and all claims relative thereto, in furtherance of such intention.

2.  SETTLEMENT TERMS

    2.1 PAYMENT IN LIEU OF LEASE FEES. Within five (5) business days of SUK's the execution of this Settlement Agreement, Cinergi shall cause to be paid to SUK the sum of three hundred twenty-six thousand seventy four United States dollars (US$326,074).

3.  CONFIDENTIALITY

    3.1 The Parties hereto, and their officers, directors, representatives, agents, employees, and attorneys shall not disclose, directly or indirectly, any of the financial terms of the Settlement Agreement, which are confidential. Notwithstanding the foregoing, the Parties shall be able to disclose the terms of the Settlement Agreement as necessary with respect to their legal and financial affairs. In such instance, the Parties shall inform any recipients of such information that the financial terms of the settlement must remain confidential.

4.  MISCELLANEOUS PROVISIONS

    4.1 In order to carry out the terms and conditions of this Settlement Agreement, the Parties agree to promptly execute upon reasonable request any and all documents and instruments necessary to effectuate the terms of this Settlement Agreement.

    4.2 The Parties agree and acknowledge that this Settlement Agreement represents a settlement of disputed claims and that, by entering into this Settlement Agreement no Party admits or acknowledges that they committed any wrongdoing on their part.

    4.3 This Settlement Agreement is the entire agreement between the Parties with respect to the Released Claims and supersedes all prior and contemporaneous oral and written agreements and discussions pertaining to the Released Claims. This Settlement agreement may be amended only by an agreement in writing.

    4.4 This Settlement Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, representatives, successors, trustees in bankruptcy, and assigns and each and every entity which now or ever was a division, parent, successor, predecessor or subsidiary for each Party and its respective legal successors and assigns.

    4.5 The Parties represent and warrant that each of them have not assigned all or any portion of any claim pertaining to the Released Claims to any person or entity. In the event any claims are made by any third persons or entities based upon any purported assignment or any such liens or claims are asserted in connection with the Released Claims or proceeds of the Settlement Agreement, then the Party who has breached his representation or warranty contained herein agrees to indemnify and hold harmless the other Party from any said claims being made.

    4.6 In the event that any covenant, condition or other provision herein contained is held to be invalid, void or illegal by any Court of competent jurisdiction, the same shall be deemed severable from the remainder of this Settlement Agreement and shall in no way affect, impair or invalidate any other covenant, condition or other provision shall be deemed invalid due to its scope or breadth, such covenant, condition or other provision shall be deemed valid to the extent of the scope or breadth permitted by law.

    4.7 No breach of any provision hereof can be waived unless in writing. Waiver of any one breach of any provision hereof shall not be deemed to be a waiver of any other breach of the same or any other provision hereof.

    4.8 The Parties hereto, and each of them, represent and declare that in executing this Settlement Agreement, they rely solely upon their own judgement, belief and knowledge, and on the advice and recommendations of their own independently selected counsel, concerning the nature, extent and duration of their rights and claims and that they have not been influenced to any extent whatsoever in executing the same by any representations or statements covering any matters made by any of the Parties hereto or by any person representing them or any of them. The Parties acknowledge that no Party hereto nor any of their representatives have made any promise, representation or warranty whatsoever, written or oral, as any inducement to enter into this Settlement Agreement, except as expressly set forth in this Settlement Agreement.

    4.9 The Parties hereto or responsible officer or representative thereof, and each of them, further represent and warrant that they have carefully read this Settlement Agreement and know and understand the contents thereof, and that they signed this Settlement Agreement freely and voluntarily. Each of the representatives executing this Settlement Agreement on behalf of their respective corporations or partnerships is empowered to do so and thereby binds his respective corporation or partnership.

    4.10 No party (nor any officer, agent, employee, representative, or attorney of or for any party) has made any statement or representation to any other party regarding any fact relied upon in entering into this Settlement Agreement, and each party does not rely upon any statement, representation or promise of any other party (or any officer, agent, employee, representative, or attorney of or for any other party) in executing this Settlement Agreement, or in making the settlement provided for herein, except as expressly stated int his Settlement Agreement.

    4.11 Each party to this Settlement Agreement has made such investigation of the facts pertaining to this settlement and this Settlement Agreement and of all matters pertaining thereto as he or it deems necessary.

    4.12 In entering into this Settlement Agreement and the settlement provided for herein, each party assumes the risk of any misrepresentation, concealment or mistake. If any party should subsequently discover that any fact relied upon by him or it in entering into this Settlement Agreement is untrue, or that any fact was concealed from him or it, or that his/its understanding of the facts or of the law was incorrect, such party shall not be entitled to any relief in such connection or otherwise, including, without limiting the generality of the foregoing, any alleged right or claim to set aside or rescind this Settlement Agreement. This Settlement Agreement is intended to be and is final and binding between the Parties hereto with respect to the Released Claims, regardless of any claims of misrepresentation, promise made without the intention of performing, concealment of fact, mistake of fact or law, or of any other circumstance whatsoever.

    4.13 Each of the Parties is aware that he/it my hereafter discover claims or facts in addition to or different from those he or it now knows or believes to be true with respect to the Released Claims. Nevertheless, it is the intention of the parties to fully, finally and forever settle and release the Released Claims, which do now exist, may exist, or heretofore have existed between them.

    4.14 Each term of this Settlement Agreement is contractual and is not merely a recital, although the recitals hereto shall be deemed preclusive as to the facts recited therein.

    4.15 Whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

    4.16 The subject headings of the sections, paragraphs and subparagraphs of this Settlement Agreement are included for convenience only, and shall not affect the construction or interpretation of any of its provisions.

    4.17 This Settlement Agreement has been jointly prepared and negotiated by counsel for each of the Parties, and the Parties agree that this Settlement Agreement shall be construed as a whole according to its fair meaning and is not to be strictly construed for or against either of the Parties hereto.

    4.18 The Parties acknowledge and agree that they each have been represented by separate and independent legal counsel and have relied on counsel of their own choosing at all stages of the negotiation, preparation and drafting of this Settlement Agreement.

    4.19 Each Party further acknowledges that this Settlement Agreement, has been explained to each by their respective counsel, and that each Party fully understands the contents and legal effect of said documents. The Parties further acknowledge and agree that they enter into this Settlement Agreement free from duress, fraud, undue influence, coercion, or oppression of any kind.

5.  NOTICES

    5.1 Any written notice, demand, request or communication that any Party desires or is required to give to or serve on the other Party or any other person pursuant to the Settlement Agreement shall be in writing and either:

         5.1.1     Sent by prepaid first-class mail; or

         5.1.2 Sent by prepaid one-day early morning Express Mail, Federal Express, or similar next day morning delivery service.

    5.2 Notices, demands, requests, consents, approvals, or other such written communications are conclusively deemed received:

         5.2.1 Five (5) business days after they are mailed if service or delivery is made pursuant to subpart 5.1.1 above; or

         5.2.2 Two (2) business days after transmitted if they are served or delivered pursuant to subpart 5.1.2 above.

    5.3 The date on which the last addressee is deemed to have received the notice, demand, request, consent, approval or communications shall be deemed the date of receipt by the Party to whom it is given to or served.

    5.4 Any notice, demand, request, consent, approval, or communication that either Party desires or is required to give to the other Party is ordered to be addressed and served on or delivered to the other Party at the addresses set forth below. Any Party may change his or her address by notifying the other Parties of their change of address(es).

    The address for Cinergi is as follows:

    Cinergi Pictures Entertainment Inc. and
    Cinergi Productions N.V. Inc.
    2308 Broadway
    Santa Monica, California 90404
    Attn: Erick J. Feitshans, Esq.
    Facsimile: (310)828-3861

    With a copy to:

    Ziffren, Brittenham, Branca & Fischer
    2121 Avenue of the Stars, 32nd Fl.
    Los Angeles, California 90067
    Attn:  Skip Brittenham, Esq.
    Facsimile: (310) 553-7068

    The address for SUK is as follows:

    Summit Export (UK) Ltd.
    in care of:
    Ziffren, Brittenham, Branca & Fischer
    2121 Avenue of the Stars, 32nd Fl.
    Los Angeles, California 90067
    Attn:  Skip Brittenham, Esq.
    Facsimile: (310) 553-7068


6.  CHOICE OF LAW/ATTORNEY'S FEES

    6.1 This Settlement Agreement and any controversy which might arise therefrom shall in all respects be interpreted, enforced and governed by the laws of the State of California, excluding California's choice of law provisions. Subsequent changes in California law and federal law through legislation or judicial interpretation that creates or finds additional or different rights and obligations of the Parties shall not affect this Settlement Agreement.

    6.2 In the event one of the Parties hereto institutes any proceeding in connection with or concerning the interpretation or enforcement of this Settlement Agreement, the prevailing Party shall be entitled to recover all reasonable outside attorney's fees, costs and expenses actually incurred in connection with such proceedings.

7.  SEVERABILITY

    7.1 Nothing contained herein shall be construed so as to require the commission of any act contrary to law, and wherever there is any conflict between any of the provisions contained herein and any present or future statue, law, ordinance or regulation contrary to which the parties have no legal right to contract, the latter shall prevail, but the provision of this Settlement Agreement which is affected shall be curtailed and limited to the extent necessary to bring it within the requirements of the law. All of the provisions of this Settlement Agreement are intended to be distinct and severable.

8.  EXECUTION

    8.1 This Settlement Agreement may be executed in counterparts and when each Party has signed and delivered at least one such counterpart to each of the other Parties, each counterpart shall be deemed an original, and all counterparts taken together shall constitute one and the same agreement which shall be binding and effective as to all Parties. This Settlement Agreement may be executed via facsimile signatures, which shall have the same force and effect as if they were original signatures.

    IN WITNESS WHEREOF, the Parties hereto have executed this Settlement Agreement on the date(s) written beside its or his name, respectively and each warrants they have the authority to sign in their representative capacity.

                                  CINERGI PICTURES
                                  ENTERTAINMENT INC.


Dated:  September 10, 1997        By:  /s/ Erick J. Feitshans
                                       -------------------------------

                                  Its: Vice President
                                       -------------------------------

                                  CINERGI PRODUCTIONS N.V. INC.


Dated:  September 10, 1997        By:  /s/ Erick J. Feitshans
                                       -------------------------------

                                  Its: Vice President
                                       -------------------------------

                                  SUMMIT EXPORT (UK) LTD.


Dated:  September 10, 1997        By:  /s/ David Garrett
                                       -------------------------------

                                  Its: Managing Director
                                       -------------------------------